Exhibit 10.12E
AMENDMENT NO. 5
TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

THIS AMENDMENT No. 5 TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT, dated as of December 21, 2012 (this "Amendment"), is made to the Note Purchase and Private Shelf Agreement dated as of April 13, 2004 (as amended pursuant to Amendment No. 1 to Note Purchase and Private Shelf Agreement dated as of April 9, 2007, Amendment No. 2 to Note Purchase and Private Shelf Agreement dated as of January 18, 2008, Amendment No. 3 to Note Purchase and Private Shelf Agreement effective as of November 1, 2010 and Amendment No. 4 to Note Purchase and Private Shelf Agreement dated as of June 9, 2011, the "Note Agreement") among CHS Inc. (formerly known as Cenex Harvest States Cooperatives), a nonstock agricultural cooperative organized under the laws of the State of Minnesota (the "Company"), on one hand, and Prudential Investment Management, Inc., ("Prudential"), The Prudential Insurance Company of America, Pruco Life Insurance Company, Prudential Retirement Insurance and Annuity Company, Modem Woodmen of America and each Prudential Affiliate which becomes party thereto in accordance with the terms of such agreement, on the other hand. The amendments to the Note Agreement made pursuant to this Amendment shall be effective as of the time determined in accordance with in Section 9 below.

WHEREAS, the Company has requested that the holders of the Notes agree to certain amendments to the Note Agreement as set forth below; and

WHEREAS, the Company and holders of the Notes signing this Amendment desire to amend the Note Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1.Definitions. Capitalized terms used herein without definition shall have the definition given to them in the Note Agreement if defined therein.

2.Uncommitted Facility. The Company and Prudential expressly agree and acknowledge that, as of the date hereof, and after giving effect to the amendments to the Note Agreement made by this Amendment, (i) the Available Facility Amount is $300,000,000 and (ii) CHS Exposure is $265,300,000, including $20,000,000 aggregate principal amount of notes to be purchased from Hartford Financial in early January, 2013 (the "Harford Purchase"). Therefore, as of the date hereof, and giving pro forma effect to the Hartford Purchase, the maximum aggregate principal amount of Shelf Notes the Company may request is $184,700,000. NOTWITHSTANDING THE FOREGOING, THIS AMENDMENT AND THE NOTE AGREEMENT HAVE BEEN ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

3. Facility Amount. The cover page of the Note Agreement and paragraph IB of the Note Agreement are each amended to change the amount of "$150,000,000" appearing thereto to the amount of "$450,000,000".

4. Amendment to Paragraph 2B(l). Paragraph 2B(l) of the Note Agreement is renumbered as paragraph 2B(l )(i) and is amended and restated in its entirety to read as set forth below, and new paragraph 2B(l)(ii) is added to the Note Agreement, such paragraph 2B(l )(ii) to read as set forth below:

"2B(l)(i). Facility. Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Prudential Affiliates from time to time, the purchase of Shelf Notes pursuant to this Agreement. The willingness of Prudential to consider such purchase of Shelf Notes is herein called the "Facility". At any time (without limiting paragraph 2B(l)(ii)), the "Available Facility Amount" shall mean $450,000,000, minus the aggregate outstanding and unpaid principal amount of the Shelf Notes on the Amendment No. 5 Effective Date (which the Company and Prudential acknowledge and agree was $150,000,000), minus the aggregate outstanding and unpaid principal amount of Shelf Notes purchased and sold pursuant to this Agreement after the Amendment No. 5 Effective Date and prior to such time, minus the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time. NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER PURCHASES OF SHELF NOTES BY PRUDENTIAL AFFILIATES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

2B(l)(ii). Limitation on Facility. Notwithstanding anything in paragraph 2B(l )(i), the Company may not request the issuance of Shelf Notes, and neither Prudential nor any other Prudential Affiliate shall be required to purchase Shelf Notes pursuant to the Facility if, after the issuance of such Shelf Notes, the aggregate amount of the CHS Exposure would exceed $450,000,000."

5.Amendment to Paragraph 2B(2). Paragraph 2B(2) of the Note Agreement is amended to delete in its entirety clause (i) thereof and to substitute therefor the following: "(i) December 21, 2015,".

6.Amendment to Paragraph 10B. Paragraph l OB of the Note Agreement is amended by adding the following definitions thereto in proper alphabetical location:

"Amendment No. 5 Effective Date" shall mean the "Effective Date", as defined in Amendment No. 5 to this Agreement.

"CHS Exposure" means, at any time, the aggregate principal amount of
(i) Notes outstanding at such time held by Prudential Affiliates, (ii) Accepted Notes which Prudential Affiliates have agreed to purchase but which have not been purchased at such time, and (iii) any other Debt of the Company or any of its Subsidiaries owed to any Prudential Affiliates.

7.Structuring Fee. In consideration of the time, effort and expense involved in the preparation, negotiation and execution of this Amendment, at the time of the execution and delivery of this Amendment by the Company, Prudential and the Required Holders, the Company will pay to Prudential or at the direction of Prudential by wire transfer of immediately available funds a structuring fee in the amount of $50,000.00.

8.Company Representations. The Company hereby represents and warrants that this Amendment has been duly authorized, executed and delivered by it and all necessary or required consents to and approvals of this Amendment have been obtained and are in full force and effect, and that, both before and after giving effect to this Amendment, (a) each representation and warranty set forth in paragraph 8 of the Note Agreement is true and correct as of the date of execution and delivery of this Amendment by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), and (b) no Default or Event of Default has occurred and is continuing under the Note Agreement.

9.Effective Date. This Amendment shall become effective on the date (the "Effective Date") that each of the following conditions has been satisfied:

9.1Documents. Prudential and each holder of a Note shall have received original counterparts of this Amendment executed by the Company, Prudential and the Required Holders.

9.2Representations. All representations set forth m Section 8 of this Amendment shall be true and correct as of the Effective Date.

9.3Structuring Fee. Prudential shall have received payment of the structuring fee referred to in Section 7.

9.4Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment shall be satisfactory to Prudential and each holder of a Note and its counsel, and Prudential and each holder of a Note shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

10.General Provisions. The Note Agreement, except as expressly modified herein, shall continue in full force and effect and shall continue to be binding upon the parties thereto. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Prudential or any holder of a Note under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. The execution, delivery and effectiveness of this Amendment shall not be construed as a course of dealing or other implication that Prudential or any holder of the Notes has agreed to or is prepared to grant any amendment to, waiver of or consent under the Note Agreement or any Note in the future, whether or not under similar circumstances.

11.Reference to and Effect on Note Agreement. Upon the effectiveness of this Amendment, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this Amendment.

12.Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by Prudential all reasonable out-of-pocket costs and expenses, including attorneys' fees and expenses, incurred by Prudential or the holders of the Notes in connection with this Amendment or the transactions contemplated hereby, in enforcing any rights under this Amendment, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Amendment or the transactions contemplated hereby. The obligations of the Company under this Section 12 shall survive transfer by any holder of any Note and payment of any Note.

13.Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Illinois.

14.Counterparts. This Amendment may be executed in any number of counterparts and by different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Telefax or electronic copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax or electronic transmission, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Note Purchase and Private Shelf Agreement to be executed by their duly authorized officers effective as of the Effective Date.

COMPANY:
CHS INC.

By: /s/ David A. Kastelic
Name: David A. Kastelic
Title:    Exec. VP & CFO

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:    _______________________
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:    _______________________
Vice President

PRUCO LIFE INSURANCE COMPANY

By:    _______________________
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By:    _______________________
Vice President

MODERN WOODMEN OF AMERICA

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partners)

By:    _______________________

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